UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02319
                  ---------------------------------------------

                      FORT DEARBORN INCOME SECURITIES, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One North Wacker Drive, Chicago, Illinois 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                   UBS Global Asset Management (Americas) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                             M. Finley Maxson, Esq.
                                Winston & Strawn
                              35 West Wacker Drive
                             Chicago, Illinois 60606


        Registrant's telephone number, including area code: 312-525 7877

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003

Item 1. Reports to Stockholders.
--------------------------------

                                                               November 15, 2003
Dear Shareholder,

     We present you with the annual report for Fort Dearborn Income Securities, Inc. (the "Fund") for the fiscal year ended September 30, 2003.

An Interview with the Portfolio Manager

Q. Can you describe the economic environment during the reporting period?

A. As the reporting period began in October 2002, there was a great deal of uncertainty surrounding the economy. Fourth quarter 2002 and first quarter 2003 gross domestic product (GDP) growth was a tepid 1.4%. While consumer spending was resilient leading up to the start of the war in Iraq, corporations postponed major purchases as they waited for clearer signs of a sustainable economic upturn.

   Although the conclusion of major combat in Iraq stimulated the equity markets, its impact on the economy was initially unclear. Despite some indications that the economy was turning a corner; heightened concerns about terrorism, widening turmoil in the Middle East and continued lackluster corporate spending all served to undermine the economy.

   The following quarter produced more positive news. The combined effects of significantly higher military spending, an increase in exports, and a stronger manufacturing sector fueled an uptick in economic growth that resulted in a second quarter 2003 GDP figure of 3.3%. This was followed by a preliminary third quarter 2003 GDP estimate of 7.2%--far higher than anticipated, and the sharpest recorded advance since 1984. Consumer and business spending provided significant impetus behind this figure; consumer spending rose 6.6%, its highest rate since 1988, while business spending surged to 11.1%, its best posting since the first quarter of 2000.

Q. How did the Federal Reserve Board (the "Fed") react in this economic environment?

A. The Fed was on hold early in the reporting period, as it waited for more definitive signs regarding the economy's direction. However, by November 2002, it became apparent that the interest rate cuts up to that point had not spurred meaningful growth. Thus, the Fed lowered interest rates by another 50 basis points to 1.25%--a four-decade low. (A basis point is 1/100th of a percent.)

   Given consumers' and businesses' preoccupation with the situation in Iraq, the economic picture remained murky during the early months of 2003. Fed Chairman Alan Greenspan, in a statement at that time, expressed concerns about deflation. It came as no surprise, then, when, in June 2003, the Fed moved to cut rates an additional 25 basis points to 1.00%--the lowest level since 1958. Since that time, the Fed has remained on hold, although it has made clear its willingness to cut rates further if necessary. At its September 16, 2003 meeting, the Fed rationalized this position, noting, "an accommodative stance on monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity."

Q. How did the overall fixed income markets perform during the fiscal year?

A. The fixed income markets were extremely volatile during the reporting period. Initially, interest rates fell and bond prices rose as geopolitical concerns and the weak stock market caused investors to flock to the relative safety offered by fixed income securities.

   In the days leading up to the war and during its initial phases, bond prices generally fell. Based on reports surrounding the progress of the war, investors believed that it would be short-lived and would result in an increase in economic activity. However, following the end of major conflict in Iraq and the absence of a post-war economic bounce, bond prices rallied. The riskier segments of the bond market generated the best returns, as investors searched for incremental yields in the low interest rate environment.

   Toward the end of the fiscal year, the bond market experienced unprecedented fluctuations. Fed-driven concerns about deflation dominated the market and drove the yield on the 10-year Treasury to a 45-year low of 3.1%. This gave way, however, to a market that began pricing in stronger economic growth prospects for the second half of the year. A selloff ensued, and the yield on the 10-year Treasury surged to 4.60% in a span of 10 weeks, reaching a 14-month high. By period end, this figure fell back to 3.93%, as continued high unemployment eased fears that the Fed would raise rates at its September meeting. Indeed, the Fed did leave rates on hold at that time, citing labor statistics as a significant reason behind its decision to do so. Further, it reiterated its commitment to maintaining low rates.

Q. How did you position the Fund's portfolio during the period?

A. For much of the reporting period, the Fund's duration was shorter than that of its benchmark, the Investment Grade Bond Index (the "benchmark").* This stance led to mixed results--hurting performance when interest rates declined, helping performance when interest rates rose. Toward the end of the period, we opportunistically increased the Fund's duration to a neutral position, since we believed rates had risen too far, too fast. This benefited results when rates subsequently declined at the end of the reporting period.

   From a sector standpoint, corporate credit was the best performing segment of the investment grade market. Throughout the period, our long-standing process of utilizing bottom-up credit analysis in this market helped us to identify compelling opportunities that generated positive absolute returns. However, our underweight in credit compared to the benchmark hurt relative results.

   The Fund also maintained an overweight position in asset-backed and commercial mortgage-backed securities over the period. These sectors underperformed the credit markets, detracting from results.

Q. What is your outlook for the economy and how do you anticipate positioning the Fund going forward?

A. We are fairly positive regarding the growth prospects for the economy. Consumer spending is solid, the manufacturing sector appears to be gaining momentum, the housing market remains strong, tax cuts are starting to work their way through the system, and the Fed should remain accommodative. One major issue we're following very closely is the job market. Even though the economy appears to be picking up steam, it has not yet triggered an increase in job growth. With approximately 70% of the economy driven by the consumer, continued high unemployment could hurt consumer confidence and temper economic expansion.

   In terms of the Fund's portfolio, its duration is now in line with the benchmark. To the extent possible, we have added long duration and short duration bonds, as we believe this will be beneficial if the yield curve flattens from its current steep slope. We continue to be underweight investment grade credit, as we feel spreads are too tight relative to their risk.

------------
*Index composition, 12/31/81 to present: 5% Lehman U.S. Agency Index, 75%
 Lehman U.S. Credit Index, 10% Lehman U.S. Mortgage Fixed Rate MBS Index, 10% Lehman U.S. Treasury Index.

Performance Summary

     Net investment income for the 12 months was $0.83 per share and net realized and unrealized gains on investments totaled $0.81 per share. On September 30, 2003, the net asset value per share was $16.46 and the stock closed that day at $14.70 per share.

     During the period, the Board of Directors declared regular quarterly dividends of $0.23 per share, $0.22 per share, $0.20 per share and $0.20 per share payable on December 13, 2002, March 26, 2003, June 13, 2003 and September 12, 2003, respectively. In addition to regular dividends, the Board declared a capital gains distribution of $0.04 per share payable on December 13, 2002.

     At the end of the period, the 160 issues in the portfolio had an average market yield of 5.02%, an average Moody's quality rating of A1, an average duration of 8.3 years, and an average maturity of 14.9 years. The distribution of the portfolio's expected maturities and quality was as follows:


Maturities                               Quality
--------------------------------         --------------------------------------
0-1 year                    1.0%         Treasury, Agency and Aaa         36.6%
1-3 years                   3.7          Aa                                1.8
3-5 years                   1.9          A                                28.7
5-10 years                 53.6          Baa                              30.8
10-20 years                11.3          Below Baa                         2.1
20 plus years              28.5                                          -----
                          -----                                          100.0%
                          100.0%

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,                               Sincerely,

/s/ Joseph A. Varnas                     /s/ Craig G. Ellinger

Joseph A. Varnas                         Craig G. Ellinger
President                                Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2003, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance At A Glance

Average Annual Return, Periods Ended 9/30/03

Net Asset Value Returns                    6 months       1 year      5 years     10 years
------------------------------------------------------------------------------------------
Fort Dearborn Income Securities, Inc.        5.04%        10.63%       6.87%        7.32%
------------------------------------------------------------------------------------------
Investment Grade Bond Index                  4.82%        10.71%       7.22%        7.63%
------------------------------------------------------------------------------------------

Market Price Returns
------------------------------------------------------------------------------------------
Fort Dearborn Income Securities, Inc.        0.61%         3.21%       6.40%        6.80%
------------------------------------------------------------------------------------------
Investment Grade Bond Index                  4.82%        10.71%       7.22%        7.63%
------------------------------------------------------------------------------------------

Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. NAV and market price returns for periods of less than one year are cumulative. Returns do not include brokerage commissions or taxes paid on realized capital gains.

Index composition, 12/31/81 - present: 5% Lehman US Agency Index; 75% Lehman US Credit Index; 10% Lehman US Mortgage Fixed Rate MBS Index; 10% Lehman US Treasury Index.



Market Price, Dividend and Yields as of 9/30/03
------------------------------------------------------------------------------------------
Market Price                                                                       $14.70
------------------------------------------------------------------------------------------
Net Asset Value (per share applicable to common shareholders)                      $16.46
------------------------------------------------------------------------------------------
12-Month Net Investment Income Dividend (ended 9/30/03)                            $0.850
------------------------------------------------------------------------------------------
September 2003 Dividend                                                            $0.200
------------------------------------------------------------------------------------------
Market Yield*                                                                       5.44%
------------------------------------------------------------------------------------------
NAV Yield*                                                                          4.86%
------------------------------------------------------------------------------------------
IPO Yield*                                                                          4.27%
------------------------------------------------------------------------------------------

* Market yield is calculated by multiplying the September dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 4 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the September dividend by 4 and dividing by the initial public offering price. Prices and yields will vary.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003

ASSETS:
Portfolio of investments:
  Debt securities, at value (cost $132,912,304) ...................    $142,506,017
  Short-term securities, at cost, which approximates market .......       1,200,255
                                                                       ------------
     Total portfolio of investments ...............................     143,706,272
Receivable for interest on debt securities ........................       2,003,737
Other assets ......................................................           8,055
                                                                       ------------
     Total assets .................................................     145,718,064
                                                                       ------------
LIABILITIES:
  Payable for investments purchased ...............................       1,014,844
  Accrued investment advisory and administrative fees .............         160,155
  Accrued professional fees .......................................          28,000
  Accrued custodial and transfer agent fees .......................          14,053
  Accrued other expenses ..........................................          31,743
                                                                       ------------
     Total liabilities ............................................       1,248,795
                                                                       ------------
NET ASSETS (equivalent to $16.46 per share for 8,775,665
  shares of capital stock outstanding) ............................    $144,469,269
                                                                       ============
Analysis of Net Assets:
  Shareholders' capital ...........................................    $135,120,133
  Accumulated undistributed net investment income .................          20,394
  Accumulated net realized loss on sales of investments ...........        (264,971)
  Unrealized appreciation on investments ..........................       9,593,713
                                                                       ------------
 Net assets applicable to outstanding shares ......................    $144,469,269
                                                                       ============


                       See Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
                               For the Year Ended
                               September 30, 2003

Investment income:
  Interest income earned ...................................        $ 8,310,515
                                                                    -----------
Expenses:
  Investment advisory and administrative fees ..............            663,376
  Directors' fees and expenses .............................             89,898
  Transfer agent and dividend disbursing agent fees ........             72,212
  Stockholders' reports and annual meeting fees ............             61,929
  Professional fees ........................................             54,444
  Custody fees .............................................             38,434
  Franchise taxes ..........................................             15,856
  Other expenses ...........................................             43,131
                                                                    -----------
Total expenses .............................................          1,039,280
                                                                    -----------
Net investment income ......................................          7,271,235
                                                                    -----------
Net realized and unrealized gain on investments:
  Net realized gain from investment transactions ...........            186,121
  Change in unrealized appreciation ........................          6,960,588
                                                                    -----------
Total realized and unrealized gain on investments ..........          7,146,709
                                                                    -----------
Net increase in net assets from operations .................        $14,417,944
                                                                    ===========

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             For the Years Ended September 30,
                                                                 2003                2002
                                                             ------------        ------------
From operations:
  Net investment income .................................    $  7,271,235        $  8,314,247
  Net realized gain from investment transactions ........         186,121             623,636
  Change in unrealized appreciation (depreciation)
    of investments ......................................       6,960,588          (1,229,377)
                                                             ------------        ------------
  Net increase in net assets from operations ............      14,417,944           7,708,506
Distributions to shareholders from:
  Net investment income .................................      (7,459,315)         (8,424,638)
  Net realized gain .....................................        (351,027)         (1,404,106)
                                                             ------------        ------------
    Total distributions .................................      (7,810,342)         (9,828,744)
                                                             ------------        ------------
    Net increase (decrease) in net assets ...............       6,607,602          (2,120,238)
Net Assets:
  Beginning of period ...................................     137,861,667         139,981,905
                                                             ------------        ------------
  End of period (including accumulated
    undistributed net investment income of
    $20,394 and $133,939, respectively) .................    $144,469,269        $137,861,667
                                                             ============        ============


                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:


                                                                         Years Ended September 30,
                                                   ------------------------------------------------------------------
                                                     2003          2002           2001           2000           1999
                                                   -------       -------        -------        -------        -------
Net asset value, beginning of period ...........   $ 15.71       $ 15.95        $ 15.05        $ 15.11        $ 16.87
                                                   -------       -------        -------        -------        -------
Net investment income ..........................      0.83          0.95           1.04           1.05           1.05
Net realized and unrealized gain (loss)
  on investments ...............................      0.81         (0.07)          0.90          (0.06)         (1.27)
                                                   -------       -------        -------        -------        -------
Total from investment operations ...............      1.64          0.88           1.94           0.99          (0.22)
  Less distributions from:
    Net investment income ......................     (0.85)        (0.96)         (1.04)         (1.04)         (1.04)
    Net realized gain ..........................     (0.04)        (0.16)            --          (0.01)         (0.50)
                                                   -------       -------        -------        -------        -------
Total distributions ............................     (0.89)        (1.12)         (1.04)         (1.05)         (1.54)
                                                   -------       -------        -------        -------        -------
Net asset value, end of period .................   $ 16.46       $ 15.71        $ 15.95        $ 15.05        $ 15.11
                                                   =======       =======        =======        =======        =======
Market price per share at end of period ........   $ 14.70       $ 15.10        $ 14.84        $ 13.38        $ 13.88
Total investment return (market value) (1) .....      3.21%         9.46%         18.98%          4.34%         (2.76)%
Total return (net asset value) (2) .............     10.63%         5.82%         13.22%          6.77%         (1.48)%
Net assets at end of period (in millions) ......   $144.47       $137.86        $139.98        $132.09        $132.81
Ratios of expenses to average net assets .......      0.74%         0.73%          0.71%          0.74%          0.73%
Ratio of net investment income to average
  net assets ...................................      5.16%         6.07%          6.68%          7.01%          6.61%
Portfolio turnover .............................      62.3%        126.8%         142.7%          73.8%          69.9%
Number of shares outstanding at end of
  period (in thousands) ........................     8,776         8,776          8,776          8,776          8,789

---------------------
(1) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.
(2) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2003

                                                                    Moody's
 Face Value                                                         Rating             Cost             Value
-----------                                                         -------        -----------       -----------
                DEBT SECURITIES--(99.2%)
                [ ] MUNICIPAL SECURITIES--(3.0%)
                New Jersey Economic Development Authority,
$10,000,000     Zero Coupon Revenue Bond, due 02/15/18 ..........      Aaa          $ 3,421,054       $ 4,307,000
                                                                                    -----------       -----------
                [ ] U.S. GOVERNMENT SECURITIES--(16.1%)
                AGENCY OBLIGATIONS--(5.9%)
                Fannie Mae,
  1,180,000      4.625%, due 05/01/13 ...........................      Aa2            1,177,465         1,172,857
    430,000      7.125%, due 01/15/30 ...........................      Aaa              552,567           528,071
                Fannie Mae Grantor Trust,
    736,739      5.500%, due 03/01/33 ...........................      (a)              759,301           752,049
  1,218,237      6.500%, due 07/25/42 ...........................      (a)            1,324,452         1,294,758
                Federal Home Loan Mortgage Corp., Gold Pool,
    587,382      6.500%, due 02/01/17 ...........................      (a)              621,157           618,128
                Federal National Mortgage Association,
    451,514      6.000%, due 06/01/23 ...........................      (a)              470,280           467,950
    809,182      6.000%, due 11/01/28 ...........................      (a)              796,792           835,101
    692,770      7.000%, due 03/01/31 ...........................      (a)              701,538           735,120
                Federal National Mortgage Association,
                 Guaranteed Mortgage Pass Thru Certificates,
    154,902      REMIC, 7.000%, due 06/25/13 ....................      (a)              144,041           159,147
                Freddie Mac,
  1,365,000      5.875%, due 03/21/11 ...........................      Aa2            1,557,182         1,501,324
                Government National Mortgage Association,
    398,411      6.500%, due 05/15/29 ...........................      (a)              367,596           418,539
                                                                                    -----------       -----------
                                                                                      8,472,371         8,483,044
                                                                                    -----------       -----------
                U.S. TREASURY BONDS--(10.2%)
  1,000,000      4.250%, due 08/15/13 ...........................      Aaa            1,014,844         1,025,117
    830,000      4.375%, due 08/15/12 ...........................      Aaa              824,877           865,437
  4,195,000      6.250%, due 05/15/30 ...........................      Aaa            4,959,933         4,977,795
  2,745,000      8.000%, due 11/15/21 ...........................      Aaa            3,639,015         3,807,400
 13,250,000      Principal Only, due 08/15/26 ...................      Aaa            3,583,271         3,899,409
                                                                                    -----------       -----------
                                                                                     14,021,940        14,575,158
                                                                                    -----------       -----------
                Total U.S. Government Securities ................                    22,494,311        23,058,202
                                                                                    -----------       -----------

                       See Notes to Financial Statements.

                               September 30, 2003

                                                                         Moody's
 Face Value                                                              Rating              Cost             Value
-----------                                                              -------         -----------       -----------
                [ ] CORPORATE BONDS AND NOTES--(80.1%)
                FINANCE--(38.8%)
$   195,000     Allstate Corp. (The), 6.750%, due 05/15/18 ...........      A1           $   208,024       $   225,938
    745,000     Anadarko Finance Co., 7.500%, due 05/01/31 ...........      Baa1             785,604           900,496
    375,000     Avalonbay Communities, Inc., 7.500%, due
                 08/01/09 ............................................      Baa1             391,385           439,194
  1,915,000     Bank of America Corp., 7.400%, due 01/15/11 ..........      Aa3            1,978,724         2,274,790
    235,000     Bank of New York Co., Inc. (The), 7.300%, due
                 12/01/09 ............................................      A1               265,450           279,783
    815,000     Bank One Corp., 7.875%, due 08/01/10 .................      A1               868,679           991,948
  1,655,000     Barclays Bank, PLC, 144A, 8.550%, due
                 12/31/49 ............................................      Aa3            1,652,733         2,059,138
  1,250,000     Bear Stearns Commercial Mortgage Securities,
                 00-WF2, Class A2, 7.320%, due 10/15/32 ..............      AAA*           1,436,084         1,474,095
    320,000     Boeing Capital Corp., 7.375%, due 09/27/10 ...........      A3               342,837           371,926
    140,000     CIT Group, Inc., 7.750%, due 04/02/12 ................      A2               152,833           166,161
  2,175,000     Citigroup, Inc., 7.250%, due 10/01/10 ................      Aa2            2,298,256         2,576,242
    275,000     Conoco Funding Co., 7.250%, due 10/15/31 .............      A3               314,830           328,164
  3,000,000     CPL Transition Funding LLC, 6.250%, due
                 01/15/17 ............................................      Aaa            3,243,281         3,351,777
  1,105,000     Credit Suisse First Boston USA, Inc., 6.500%,
                 due 01/15/12 ........................................      Aa3            1,123,525         1,240,229
  2,800,000     CS First Boston Mortgage Securities Corp.,
                 00-C1, Class A2, 7.545%, due 04/15/62 ...............      AAA*           3,026,625         3,323,296
  1,075,838     CS First Boston Mortgage Securities Corp., 03-8,
                 Class 5A1, 6.500%, due 04/25/33 .....................      Aaa            1,116,182         1,124,989
    635,000     DLJ Commercial Mortgage Corp., 00-CKP1,
                 Class A1B, 7.180%, due 08/10/10 .....................      Aaa              638,274           730,142
    750,000     DLJ Commercial Mortgage Corp., 99-CG3,
                 Class A1B, 7.340%, due 10/10/32 .....................      Aaa              814,219           881,571
    700,000     EOP Operating, 7.250%, due 06/15/28 ..................      Baa1             709,188           764,035
    590,000     FleetBoston Financial Corp., 7.375%, due
                 12/01/09 ............................................      A2               623,984           697,604
  1,805,000     Ford Motor Co., 7.450%, due 07/16/31 .................      Baa1           1,657,672         1,664,636
  1,185,000     Ford Motor Credit Co., 7.375%, due 02/01/11 ..........      A3             1,167,864         1,246,436
    930,000     General Electric Capital Corp., 6.750%, due
                 03/15/32 ............................................      Aaa              907,269         1,049,514

                       See Notes to Financial Statements.

                               September 30, 2003

                                                                          Moody's
 Face Value                                                               Rating              Cost             Value
-----------                                                               -------         -----------       -----------
$ 1,730,000     General Electric Capital Corp., 6.000%, due
                 06/15/12 .............................................      Aaa          $ 1,834,482       $ 1,895,933
    365,000     General Motors Acceptance Corp., 6.875%, due
                 09/15/11 .............................................      A3               361,340           378,871
  1,000,000     General Motors Acceptance Corp., 8.375%, due
                 07/15/33 .............................................      Baa1             982,535         1,045,598
  1,565,000     General Motors Acceptance Corp., 8.000%, due
                 11/01/31 .............................................      A3             1,590,689         1,607,537
    170,000     Goldman Sachs Group, Inc., 6.125%, due
                 02/15/33 .............................................      Aa3              170,000           172,723
    665,000     Goldman Sachs Group, Inc., 6.875%, due
                 01/15/11 .............................................      Aa3              664,759           764,647
  1,165,000     Household Finance Corp., 6.750%, due
                 05/15/11 .............................................      A1             1,156,113         1,328,691
    260,000     HSBC Holdings PLC, 5.250%, due 12/12/12 ...............      A1               259,321           270,788
    475,000     Lehman Brothers Holdings, Inc., 6.625%, due
                 01/18/12 .............................................      A2               472,554           540,325
    390,000     Lincoln National Corp., 6.200%, due 12/15/11 ..........      A3               388,534           425,619
    320,000     Marsh & McClennan Cos., Inc., 6.250%, due
                 03/15/12 .............................................      A2               354,630           355,924
    190,000     MBNA America Bank N.A., 7.125%, due
                 11/15/12 .............................................      Baa2             194,688           217,928
    195,000     Mellon Funding Corp., 5.000%, due 12/01/14 ............      A2               193,366           199,227
  1,213,031     Merrill Lynch Mortgage Investors, Inc., 96-C2,
                 Class A3, 6.960%, due 11/21/28 .......................      AAA*           1,287,661         1,319,662
    170,000     Morgan Stanley, 7.250%, due 04/01/32 ..................      Aa3              170,963           198,584
  1,640,000     Morgan Stanley, 6.750%, due 04/15/11 ..................      Aa3            1,645,037         1,873,728
    360,000     National City Bank, 4.625%, due 05/01/13 ..............      A1               359,719           362,759
    670,000     Pemex Project Funding Master Trust, 8.000%,
                 due 11/15/11 .........................................      Baa1             732,409           757,100
  1,500,000     PNC Mortgage Acceptance Corp., 99-CM1,
                 Class A1B, 7.330%, due 12/10/32 ......................      Aaa            1,608,750         1,757,615
    870,000     Prudential Mortgage Capital Funding, LLC,
                 01-ROCK, Class A2, 6.605%, due 05/10/34 ..............      Aaa              874,350           991,558
  1,380,000     PSE&G Transition Funding LLC, 6.450%, due
                 03/15/13 .............................................      Aaa            1,445,766         1,590,418

                       See Notes to Financial Statements.

                               September 30, 2003

                                                                       Moody's
 Face Value                                                            Rating           Cost             Value
-----------                                                            -------       -----------      -----------
$ 3,000,000     PSE&G Transition Funding LLC, 6.610%, due
                 06/15/15 .........................................      Aaa         $ 3,376,875      $ 3,470,699
    830,000     Qwest Capital Funding, Inc., 7.900%, due
                 08/15/10 .........................................      Caa2            862,051          755,300
    115,000     SLM Corp., 5.125%, due 08/27/12 ...................      A2              114,202          118,478
    500,000     U.S. Bank N.A., Minnesota, 6.375%, due
                 08/01/11 .........................................      Aa3             509,916          567,653
    945,000     Unilever Capital Corp., 7.125%, due 11/01/10 ......      A1            1,008,792        1,119,676
  1,620,000     Wachovia Bank N.A. (Charlotte), 7.800%, due
                 08/18/10 .........................................      Aa3           1,709,242        1,980,610
    350,000     Washington Mutual Bank, 6.875%, due 06/15/11 ......      A3              377,971          401,081
  1,025,000     Wells Fargo Bank, N.A., 6.450%, due 02/01/11 ......      Aa1           1,014,672        1,168,428
                                                                                     -----------      -----------
                                                                                      51,444,909       55,799,264
                                                                                     -----------      -----------
                UTILITIES--(7.0%)
    305,000     Apache Corp., 6.250%, due 04/15/12 ................      A3              308,151          345,705
    110,000     Boston Edison Co., 4.875%, due 10/15/12 ...........      A1              109,227          112,040
    370,000     Burlington Resources Finance Co., 6.680%, due
                 02/15/11 .........................................      Baa1            404,302          421,423
    270,000     Commonwealth Edison Co., 6.150%, due
                 03/15/12 .........................................      A3              270,563          300,127
    680,000     ConocoPhillips, 8.750%, due 05/25/10 ..............      A3              769,943          863,496
  1,400,000     Consolidated Edison Co. of New York, 7.500%,
                 due 09/01/10 .....................................      A1            1,389,332        1,684,367
    670,000     Devon Financing Corp., ULC, 6.875%, due
                 09/30/11 .........................................      Baa2            651,274          769,039
    415,000     Dominion Resources, Inc., 5.700%, due 09/17/12 ....      Baa1            414,718          440,988
    205,000     DTE Energy Co., 7.050%, due 06/01/11 ..............      Baa2            222,906          231,040
    590,000     Duke Energy Field Services, LLC, 8.125%, due
                 08/16/30 .........................................      Baa2            637,752          734,237
    650,000     FirstEnergy Corp., 6.450%, due 11/15/11 ...........      Baa2            642,400          678,275
    165,000     Kerr-McGee Corp., 7.875%, due 09/15/31 ............      Baa3            198,145          193,814
    345,000     Midamerican Energy Co., 5.125%, due 01/15/13 ......      A3              344,251          356,165
    210,000     Praxair, Inc., 6.375%, due 04/01/12 ...............      A3              213,065          238,572
    520,000     Progress Energy, Inc., 7.000%, due 10/30/31 .......      Baa2            526,487          547,281
    290,000     PSEG Power LLC, 8.625%, due 04/15/31 ..............      Baa1            206,415          366,856
    480,000     Sempra Energy, 7.950%, due 03/01/10 ...............      Baa1            478,742          573,468

                       See Notes to Financial Statements.

                               September 30, 2003


                                                                         Moody's
 Face Value                                                              Rating             Cost             Value
-----------                                                              -------        -----------       -----------
$   325,000     Southern Power Co., 6.250%, due 07/15/12 ............      Baa1         $   328,821       $   356,662
    300,000     Union Oil Co. of California, 7.500%, due
                 02/15/29 ...........................................      Baa2             316,207           347,899
    470,000     Valero Energy Corp., 7.500%, due 04/15/32 ...........      Baa3             465,958           523,370
                                                                                        -----------       -----------
                                                                                          8,898,659        10,084,824
                                                                                        -----------       -----------
                INDUSTRIAL--(17.6%)
    720,000     Alcoa, Inc., 6.000%, due 01/15/12 ...................      A2               718,195           792,890
    675,000     Altria Group, Inc., 7.750%, due 01/15/27 ............      Baa2             700,852           704,869
    180,000     Amerada Hess Corp., 7.875%, due 10/01/29 ............      Baa3             211,938           204,900
    940,000     Anheuser-Busch Cos., Inc., 9.000%, due 12/01/09 .....      A1             1,095,896         1,214,682
  1,815,000     AOL Time Warner, Inc., 7.625%, due 04/15/31 .........      Baa1           1,785,641         2,063,065
  1,270,000     Avon Products, Inc., 7.150%, due 11/15/09 ...........      A2             1,290,827         1,505,850
    325,000     Bear Stearns Co., 5.700%, due 11/15/14 ..............      A2               340,169           346,626
    670,000     Bombardier, Inc.,144A, 6.750%, due 05/01/12 .........      Baa3             633,971           698,475
    395,000     Bristol-Myers Squibb Co., 5.750%, due 10/01/11 ......      A1               404,457           429,503
    720,000     Caterpillar, Inc., 6.550%, due 05/01/11 .............      A2               720,862           830,188
    340,000     Cendant Corp., 7.375%, due 01/15/13 .................      Baa1             405,876           391,975
    300,000     Centex Corp., 7.875%, due 02/01/11 ..................      Baa2             360,808           355,095
    420,000     Conagra Foods, Inc., 6.750%, due 09/15/11 ...........      Baa1             466,972           482,966
    350,000     Coors Brewing Co., 6.375%, due 05/15/12 .............      Baa2             348,586           390,074
    380,000     DaimlerChrysler N.A. Holding Corp., 8.500%,
                 due 01/18/31 .......................................      A3               426,226           444,217
    825,000     Deere & Co., 7.125%, due 03/03/31 ...................      A3               841,357           969,012
    330,000     Dow Chemical Co. (The), 6.125%, due 02/01/11 ........      A3               333,229           352,435
    300,000     Federated Department Stores, Inc., 6.625%, due
                 04/01/11 ...........................................      Baa1             333,670           341,894
    375,000     First Data Corp., 5.625%, due 11/01/11 ..............      A1               373,845           402,367
    730,000     General Dynamics Corp., 4.250%, due 05/15/13 ........      A2               728,883           712,509
    440,000     Harrah's Operating Co., Inc., 7.500%, due
                 01/15/09 ...........................................      Baa3             480,959           511,521
    875,000     International Paper Co., 6.750%, due 09/01/11 .......      Baa2             876,063           987,105
    285,000     Kohl's Corp., 6.300%, due 03/01/11 ..................      A3               288,605           323,006
    760,000     Kraft Foods, Inc., 5.625%, due 11/01/11 .............      A3               790,640           801,023
    685,000     Kroger Co., 7.500%, due 04/01/31 ....................      Baa3             765,550           807,953
    255,000     Lockheed Martin Corp., 8.500%, due 12/01/29 .........      Baa2             351,025           341,099
    520,000     Merck & Co., Inc., 6.400%, due 03/01/28 .............      Aaa              563,279           587,865

                       See Notes to Financial Statements.

                               September 30, 2003


                                                                        Moody's
 Face Value                                                             Rating             Cost             Value
-----------                                                             -------        -----------       -----------
$   350,000     Miller Brewing Co.,144A, 5.500%, due 08/15/13 ......      Baa1         $   348,651       $   365,693
    235,000     Newell Rubbermaid, Inc., 6.750%, due 03/15/12 ......      Baa1             258,976           266,358
    425,000     Northrop Grumman Corp., 7.125%, due 02/15/11 .......      Baa3             493,115           496,826
    735,000     Occidental Petroleum Corp., 8.450%, due
                 02/15/29 ..........................................      Baa1             830,325           984,710
    275,000     Progressive Corp. (The), 6.250%, due 12/01/32 ......      A1               281,688           292,686
    290,000     Rohm & Haas Co., 7.850%, due 07/15/29 ..............      A3               319,211           360,348
    435,000     Safeway, Inc., 7.250%, due 02/01/31 ................      Baa2             465,047           490,975
    525,000     Target Corp., 7.000%, due 07/15/31 .................      A2               567,636           604,488
    585,000     Transocean, Inc., 7.500%, due 04/15/31 .............      Baa2             568,129           683,939
    125,000     Tyson Foods Inc, 8.250%, due 10/01/11 ..............      Baa3             144,464           149,498
    430,000     United Technologies Corp., 6.100%, due
                 05/15/12 ..........................................      A2               429,248           481,806
    475,000     UST, Inc., 6.625%, due 07/15/12 ....................      A3               472,777           531,432
    400,000     Walt Disney Co. (The), 6.375%, due 03/01/12 ........      Baa1             406,219           444,156
    310,000     Wendy's International, Inc., 6.200%, due
                 06/15/14 ..........................................      Baa1             309,095           344,862
    665,000     Weyerhaeuser Co., 7.375%, due 03/15/32 .............      Baa2             658,430           742,355
                                                                                       -----------       -----------
                                                                                        23,191,392        25,233,296
                                                                                       -----------       -----------
                COMMUNICATION--(7.1%)
    455,000     AT&T Corp., 8.000%, due 11/15/31 ...................      Baa2             397,941           538,707
    840,000     AT&T Wireless Services, Inc., 8.750%, due
                 03/01/31 ..........................................      Baa2             927,648         1,038,945
    315,000     BellSouth Telecommunications Corp., 6.000%,
                 due 10/15/11 ......................................      A1               321,614           348,566
    340,000     British Telecommunications PLC, 8.125%, due
                 12/15/10 ..........................................      Baa1             370,830           418,344
    260,000     Cingular Wireless, 6.500%, due 12/15/11 ............      A3               251,534           293,975
    520,000     Citizens Communications Co., 9.000%, due
                 08/15/31 ..........................................      Baa2             538,838           684,875
  1,005,000     Comcast Corp., 7.050%, due 03/15/33 ................      Baa3             998,869         1,101,453
    740,000     International Business Machines Corp., 5.875%,
                 due 11/29/32 ......................................      A1               716,498           756,114
    170,000     Motorola, Inc., 7.625%, due 11/15/10 ...............      Baa2             158,507           193,800
    820,000     News America, Inc., 7.125%, due 04/08/28 ...........      Baa3             730,963           907,188

                       See Notes to Financial Statements.

                               September 30, 2003


                                                                           Moody's
 Face Value                                                                Rating             Cost             Value
-----------                                                                -------       ------------      ------------
$   800,000     SBC Communications, Inc., 5.875%, due
                 02/01/12 .............................................      A1          $    807,940      $    872,160
    665,000     Sprint Capital Corp., 8.750%, due 03/15/32 ............      Baa3             721,933           790,175
  1,085,000     Verizon New York, Inc., 7.375%, due 04/01/32 ..........      A2               992,660         1,264,769
    825,000     Viacom, Inc., 6.625%, due 05/15/11 ....................      A3               922,592           943,539
                                                                                         ------------      ------------
                                                                                            8,858,367        10,152,610
                                                                                         ------------      ------------
                INTERNATIONAL--(6.4%)
  2,500,000     Augusta Funding Ltd., 7.375%, due 04/15/13 ............      Aaa            2,426,113         2,708,700
    285,000     Canadian National Railway Co., 6.900%, due
                 07/15/28 .............................................      Baa1             296,656           322,363
    625,000     Deutsche Telekom International Finance BV,
                 8.250%, due 06/15/30 .................................      Baa3             661,530           792,814
    530,000     France Telecom S.A., 8.500%, due 03/01/31 .............      Baa3             605,677           707,623
  2,805,000     Mexico Government International Bond,
                 8.125%, due 12/30/19 .................................      Baa2           2,858,578         3,169,650
    385,000     Royal Bank of Scotland, 9.118%, due 03/31/10 ..........      A1               472,719           486,357
    475,000     State of Qatar, 144A, 9.750%, due 06/15/30 ............      A3               621,807           660,250
    365,000     Telus Corp., 8.000%, due 06/01/11 .....................      Ba1              363,095           426,104
                                                                                         ------------      ------------
                                                                                            8,306,175         9,273,861
                                                                                         ------------      ------------
                TRANSPORTATION--(3.2%)
    120,000     Burlington Northern Santa Fe Corp., 6.875%,
                 due 12/01/27 .........................................      Baa2             117,860           132,800
    740,000     Burlington Northern Santa Fe Corp., 7.082%,
                 due 05/13/29 .........................................      Baa2             733,549           838,732
    700,000     Delta Air Lines, Inc., 10.500%, due 04/30/16 ..........      B1               853,510           526,918
  1,065,000     Erac U.S.A. Finance Co., 144A, 8.000%, due
                 01/15/11 .............................................      Baa1           1,118,529         1,279,971
    470,000     Union Pacific Corp., 6.650%, due 01/15/11 .............      Baa3             473,989           535,019
  3,000,000     United Airlines, Inc., 7.870%, due 01/30/19 ...........      Ca             3,000,000         1,283,520
                                                                                         ------------      ------------
                                                                                            6,297,437         4,596,960
                                                                                         ------------      ------------
                Total Corporate Bonds and Notes .......................                   106,996,939       115,140,815
                                                                                         ------------      ------------
                Total Debt Securities .................................                   132,912,304       142,506,017
                                                                                         ------------      ------------

                       See Notes to Financial Statements.

                               September 30, 2003

  Shares                                                            Cost           Value
----------                                                      ------------    ------------
              SHORT-TERM INVESTMENTS--(0.8%)
 1,200,255    UBS Supplementary Trust U.S. Cash
               Management Prime Fund ..............             $  1,200,255    $  1,200,255
                                                                ------------    ------------
              Total Investments (100.0%) ..........             $134,112,559    $143,706,272
                                                                ============    ============

---------------------
(a)    Moody's as a matter of policy, does not rate this issue.
* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the value of these securities amounted to $5,063,527 or 3.5% of the total portfolio of investments.
REMIC  Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

     o a stable stream of current income consistent with external interest rate conditions, and

     o a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

     The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     A. Valuation of Investments -- The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

     B. Investment Income and Security Transactions -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

     C. Federal Income Taxes -- For federal income tax purposes, the cost of securities owned at September 30, 2003, was substantially the same as the cost of securities for financial statement purposes.

                               September 30, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     At September 30, 2003, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) ......   $11,928,084
Gross depreciation (investments having an excess of cost over value) ......    (2,334,371)
                                                                              -----------
Net unrealized appreciation of investments ................................   $ 9,593,713
                                                                              ===========

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At September 30, 2003, the components of accumulated earnings on a tax basis were as follows:

Accumulated earnings ......................................................    $   20,394
Undistributed long term capital gains .....................................            --
Accumulated capital and other losses ......................................      (235,576)
Unrealized appreciation ...................................................     9,564,317
                                                                               ----------
Total accumulated earnings ................................................    $9,349,135
                                                                               ==========

     The differences between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.


2.   NET ASSET VALUATIONS

     The net asset value of the Company's shares is determined as of the close of business each day the New York Stock Exchange is open.


3. DISTRIBUTIONS

     The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 were as follows:



Distributions paid from:                                         2003             2002
------------------------                                      ----------       ----------
Ordinary income .........................................     $7,643,604       $9,828,744
Capital gains ...........................................        166,738               --
                                                              ----------       ----------
                                                              $7,810,342       $9,828,744
                                                              ==========       ==========

                               September 30, 2003

3.   DISTRIBUTIONS (Continued)

     At September 30, 2003, the Fund had a net capital loss carryforward of $235,576, which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on September 30, 2011. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, such gains will not be distributed.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of $74,535 were reclassified from accumulated net realized gain (loss) on investments to undistributed net investment income due to gains from paydown adjustments related to mortgage-backed securities.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

4.   CAPITAL STOCK

     At September 30, 2003, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,120,133. During the year ended September 30, 2003 no new shares were issued as part of the dividend reinvestment plan and no shares were repurchased in the open market.

5.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2003, were as follows: debt securities and preferred stock, $29,466,887 and $24,256,812, respectively; short-term securities, $34,153,023 and $37,714,853, respectively: and United States government debt obligations, $60,038,752 and $61,351,783, respectively.

6.   MANAGEMENT AND OTHER FEES

     Under an agreement between the Company and UBS Global Asset Management (Americas) Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor 50 basis points (annualized) of the Company's average weekly net assets up to $100,000,000 and 40 basis points (annualized) of average weekly net assets in excess of $100,000,000.

     The Company pays each of its directors (except the Chairman) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays the Chairman at the rate of $13,000 annually to serve in such capacity and $750 for each Board of Directors meeting attended.

                               September 30, 2003

6.   MANAGEMENT AND OTHER FEES (Continued)

     The following table sets forth as to each Director the compensation paid to such Director in the fiscal year ended September 30, 2003 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of three other investment companies for which the Advisor performed investment advisory services.


                                                 Pension or
                                                 Retirement
                                                  Benefits
                                                 Accrued as                         Total Compensation
                                  Aggregate        Part of         Estimated         from Company and
                                Compensation       Company      Annual Benefits        Fund Complex
Name of Director                from Company      Expenses      Upon Retirement        (unaudited)
----------------                ------------     -----------    ---------------     ------------------
Adela Cepeda ...............       $13,500            --               --                 $13,500
C. Roderick O'Neal .........        16,500            --               --                  16,500
Frank K. Reilly ............        13,500            --               --                  75,600
Edward M. Roob .............        13,500            --               --                  75,600
J. Mikesell Thomas .........        13,500            --               --                  13,500

     All Company officers serve without direct compensation from Fort Dearborn.

     Fort Dearborn Income Securities, Inc. invests in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is a business trust managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

     The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2003 and for the period ended are summarized as follows:

                                                                                                          % of
                                          Cost of            Sales        Interest                         Net
Fund                                      Purchase          Proceeds       Income         Value          Assets
----                                     -----------      -----------     --------      ----------       ------
UBS Supplementary Trust U.S. Cash
 Management Prime Fund ..............    $33,941,563      $37,503,843      $42,474      $1,200,255         0.8%

7.   MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

     The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Securities issued by Government National Mortgage Association (GNMA) are backed by the full faith and credit of the U.S. Government. Securities issued by Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) are not backed by the full faith and credit of the U.S. Government, but the issuing agency has the right to borrow from the U.S. Treasury to meet it's obligations. However, some securities may be issued by private, non-

                               September 30, 2003


7.   MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS (Continued)

governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

     The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond that is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class
(PAC) is a specific class of mortgages, which over its life generally has the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

     The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                         Report of Independent Auditors

To the Shareholders and Board of Directors of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fort Dearborn Income Securities, Inc., (the "Company") as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2000, were audited by other auditors whose report dated October 26, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 20, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


New York, New York
November 3, 2003

                Report on the Automatic Dividend Investment Plan

     The Company's Automatic Dividend Investment Plan, operated for the convenience of the shareholders, has been in operation since the dividend payment of May 5, 1973.

     For the year ended September 30, 2003, 59,608 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                        Where
                          No. of                        Shares
      Dividend            Shares       Average           Were
   Payment Date         Purchased       Price         Purchased
-----------------------------------------------------------------
December 13, 2002         18,318        $14.83        Open Market
March 26, 2003            14,125        $15.50        Open Market
June 13, 2003             13,649        $15.70        Open Market
September 12, 2003        13,516        $14.55        Open Market

     As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

     The Plan had 759 participants on September 12, 2003. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. Any registered shareholder who wishes to participate in the Plan may do so by writing to EquiServe Trust Company, N.A., P.O. Box 43081, Providence, RI 02940-3081 or calling them at (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

     The investment of dividends does not relieve participants of any income tax which may be payable thereon. The Company strongly recommends that all Automatic Dividend Investment Plan participants retain each year's final statement on their plan participation as a part of their permanent tax record. This will ensure that cost information is available if and when it is needed.

--------------------------------------------------------------------------------
Shareholder Information

     For the year ended September 30, 2003, there were: (i) no material changes in the Company's investment objectives or policies, (ii) no changes in the Company's charter or by-laws that would delay or prevent a change of control of the Company, (iii) no material changes in the principal risk factors associated with investment in the Company, and (iv) no change in the person primarily responsible for the day-to-day management of the Company's portfolio.

                               General Information

Stock Repurchase Plan

     On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

     Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

     Audited financial statements for the year ended September 30, 2003 and a list of securities owned on that date are included in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      Supplemental Information (Unaudited)

Board of Directors & Officers

     The Company is governed by a Board of Directors which oversees the Company's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Company, the length of time served as a Director or Officer of the Company, the Director's or Officer's principal occupations during the last five years, other directorships held by the Director or Officer, the number of funds in the Fort Dearborn fund complex overseen by the Director or for which a person served as an Officer, and shares owned by the Director or Officer.



                                          Position(s)     Term of Office(1)
                                           Held with        and Length of
Name, Address and Age                       Trust            Time Served         Principal Occupation(s) During Past 5 Years
---------------------                   --------------    -----------------    ----------------------------------------------
DIRECTORS:

C. Roderick O'Neil; 71                   Director and        Since 1992        Mr. O'Neil is chairman of O'Neil Associates, an
O'Neil Associates                         Chairman of                          investment and financial consulting firm.
P.O. Box 405                             the Board of
South Glastonbury, CT 06073                Directors

Adela Cepeda; 44                           Director          Since 2000        Ms. Cepeda is founder and president of A.C.
A.C. Advisory, Inc.                                                            Advisory, Inc. (since 1995).
161 No. Clark Street,
Suite 4975
Chicago, Illinois 60601

Frank K. Reilly; 67                        Director          Since 1993        Mr. Reilly is a Professor at the University of
College of Business Administration                                             Notre Dame since 1982. Mr. Reilly was a Director
University of Notre Dame                                                       of Battery Park Funds Inc. (1995-2001).
Notre Dame, IN
46556-0399

Edward M. Roob; 69                         Director          Since 1993        Mr. Roob is retired (since 1993). Mr. Roob was a
841 Woodbine Lane                                                              Committee Member of the Chicago Stock
Northbrook, IL 60002                                                           Exchange from 1993-1999.

J. Mikesell Thomas, 51                     Director          Since 2002        Mr. Thomas is an independent financial advisor
c/o UBS Global Asset Management                                                (since 2001). He was a managing director of
(Americas) Inc.                                                                Lazard Freres & Co. (1995 to 2001).
One N. Wacker Drive
Chicago, Illinois 60606

                                                                                                                      Shares
                                                                                                                   Beneficially
                                                                                                                  Owned Directly
               Number of Portfolios in                                                                            or Indirectly
                Fund Complex Overseen                                      Other Directorships                    September 30,
                     by Trustee                                              Held by Trustee                           2003
-----------------------------------------------------      -------------------------------------------------      --------------
Mr. O'Neil is a director of one investment company         Mr. O'Neil is also a director of Beckman Coulter,           3,375
(consisting of one portfolio) for which UBS Global         Inc., Cadre Institutional Investors Trust and a
AM (Americas) serves as investment advisor                 trustee of Optimum Qu Fund.

Ms. Cepeda is a director of one investment company         Ms. Cepeda is a director of Lincoln National                1,000
(consisting of one portfolio) for which UBS Global         Income Fund, Inc. and Lincoln National
AM (Americas) serves as investment advisor                 Convertible Securities Fund.

Mr. Reilly is a director or trustee of five investment     Mr. Reilly is a Director of Discover Bank; Morgan           5,706
companies (consisting of 44 portfolios) for which          Stanley Trust, FSB; and NIBCO, Inc.
UBS Global AM (Americas) or one of its affiliates
serves as investment advisor, sub-advisor or manager.

Mr. Roob is a director or trustee of five investment       Mr. Roob is a Trustee of the CCM Fund Complex               8,000
companies (consisting of 44 portfolios) for which          (9 portfolios).
UBS Global AM (Americas) or one of its affiliates
serves as investment advisor, sub-advisor or manager.

Mr. Thomas is a director of one investment company         Mr. Thomas is a director and chairman of the                None
(consisting of one portfolio) for which UBS Global         Finance Committee for Evanston Northwestern
AM (Americas) serves as investment advisor                 Healthcare. He is also a vice president of the
                                                           Board of Trustees for Mid-Day Club and
                                                           leadership of Greater Chicago Association.

                                                                                          Principal
                             Position(s)     Term of Office(1)                          Occupation(s)
Name, Address                 Held with        and Length of                             During Past
and Age                         Trust           Time Served                                5 Years
-------                     --------------   -----------------      ---------------------------------------------------------
OFFICERS:

Joseph A. Anderson*; 41     Assistant           Since 1992          Mr. Anderson is an executive director of UBS Global AM
                            Treasurer                               (Americas). (since 1991) and is currently the vice
                                                                    president of UBS Global Asset Management Trust
                                                                    Company (since 1995). Mr. Anderson is assistant
                                                                    treasurer of one investment company (consisting of one
                                                                    portfolio) for which UBS Global AM (Americas) serves
                                                                    as investment advisor.

Amy R. Doberman**; 41       Vice President      Since 2003          Ms. Doberman is a managing director and general
                            and Assistant                           counsel of UBS Global AM. From December 1997
                            Secretary                               through July 2000, she was general counsel of Aeltus
                                                                    Investment Management, Inc. Ms. Doberman is vice
                                                                    president and assistant secretary of five investment
                                                                    companies (consisting of 44 portfolios) and vice president and secretary of 17 investment companies (consisting of
                                                                    37 portfolios) for which UBS Global AM or one of its
                                                                    affiliates serves as investment advisor, sub-advisor or
                                                                    manager.

Craig G. Ellinger*; 33      Vice President      Since 2001          Mr. Ellinger is a portfolio manager in the Fixed Income
                                                                    Group at UBS Global AM (Americas) (since 2000) He
                                                                    previously served in a similar position at PPM America,
                                                                    Inc. (1997 to 2000). Mr. Ellinger is vice president of one investment company (consisting of one portfolio) for
                                                                    which UBS Global AM (Americas) serves as investment
                                                                    advisor.

David M. Goldenberg**; 37   Vice President      Since 2003          Mr. Goldenberg is an executive director and deputy
                            and Secretary                           general counsel of UBS Global AM. From 2000 to 2002
                                                                    he was director, legal affairs at Lazard Asset
                                                                    Management. Mr. Goldenberg served in various
                                                                    capacities, including most recently as global director of
                                                                    Compliance, at SSB Citi Asset Management Group from
                                                                    1996 to 2000. Mr. Goldenberg is a vice president and
                                                                    secretary of five investment companies (consisting of 44
                                                                    portfolios) and a vice president and assistant secretary of
                                                                    17 investment companies (consisting of 37 portfolios) for
                                                                    which UBS Global AM or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

                                                                                             Principal
                            Position(s)       Term of Office(1)                           Occupation(s)
Name, Address                Held with          and Length of                              During Past
and Age                        Trust             Time Served                                 5 Years
-------                    --------------     -----------------   -----------------------------------------------------------
Rita Rubin**, 33           Assistant             Since 2002            Ms. Rubin is a director and associate general counsel of
                           Secretary                                   UBS Global AM. Prior to 2001, she was an attorney with
                                                                       the law firm of Kirkpatrick & Lockhart LLP. Ms. Rubin is
                                                                       an assistant secretary of four investment companies
                                                                       (consisting of 42 portfolios) for which UBS Global AM
                                                                       (Americas) or one of its affiliates serves as investment
                                                                       advisor, sub-advisor or manager.

Paul H. Schubert**; 40     Vice President        Since 2003            Mr. Schubert is an executive director and head of the
                           and Treasurer                               mutual fund finance department of UBS Global AM.
                                                                       Mr. Schubert is treasurer and principal accounting officer of three investment companies (consisting of 41
                                                                       portfolios), a vice president and treasurer of 18
                                                                       investment companies (consisting of 38 portfolios), and
                                                                       treasurer and chief financial officer of one investment
                                                                       company (consisting of two portfolios) for which UBS
                                                                       Global AM or one of its affiliates serves as investment
                                                                       advisor, sub-advisor or manager.

Joseph A. Varnas**; 35     President             Since 2003            Mr. Varnas is a managing director (since March 2003),
                                                                       chief technology officer (since March 2001) and head of
                                                                       product, technology and operations of UBS Global AM
                                                                       (since November 2002). From 2000 to 2001, he was
                                                                       manager of product development in Investment
                                                                       Consulting Services at UBS Financial Services Inc.
                                                                       Mr. Varnas was a senior analyst in the Global Securities
                                                                       Research and Economics Group at Merrill Lynch from
                                                                       1995 to 1999. Mr. Varnas is president of 21 investment
                                                                       companies (consisting of 79 portfolios) for which UBS
                                                                       Global AM or one of its affiliates serves as investment
                                                                       advisor, sub-advisor or manager.

* This person's business address is One North Wacker Drive, Chicago, IL 60606. ** This person's business address is 51 West 52nd Street, New York, New York
    10019-6114.
(1) Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
--------------------------------------------------------------------------------

Fort Dearborn Income Securities, Inc.             Legal Counsel
One N. Wacker Drive                               Winston & Strawn
38th Floor                                        35 West Wacker Drive
Chicago, Illinois 60606                           Chicago, Illinois 60601
(312) 525-7877

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, New York 10036

EquiServe Trust Company, N.A.
P.O. Box 43069
Providence, RI 02940-3069


TELEPHONE:
Inside the United States:        1-800-446-2617
Outside the United States        1-781-575-2723
TDD/TTY for hearing impaired:    1-800-952-9245
(Operators are available Monday - Friday, 9:00 a.m. to 5:00 p.m. Eastern time. An interactive automated system is available around the clock every day.)


INTERNET:
http://www.equiserve.com
------------------------

CERTIFICATE TRANSFERS BY MAIL:
------------------------------

EquiServe
P.O. Box 43070
Providence, RI 02940-3070


CERTIFICATE TRANSFERS BY OVERNIGHT MAIL OR PRIVATE COURIER:
-----------------------------------------------------------

EquiServe
Attn: Transfer Department
150 Royall Street
Canton, MA 02021
1-800-446-2617


DIVIDEND REINVESTMENT PLAN INFORMATION:
---------------------------------------

EquiServe
Dividend Reinvestment Service
P.O. Box 43081
Providence, RI 02940-3081

                            [FORT DEARBORN GRAPHIC]


                                                      Fort
                                                      Dearborn
                                                      Income
                                                      Securities,
                                                      Inc.


Fort Dearborn Income Securities, Inc.


   FTD                  The                           ANNUAL REPORT
--------         [LOGO] Chicago                       SEPTEMBER 30, 2003
 Listed                 Stock Exchange
--------
  NYSE

Item 2. Code of Ethics.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)


Item 3. Audit Committee Financial Expert.
-----------------------------------------

The registrant's Board of Directors has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.
-----------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


Item 5. Audit Committee of Listed Registrants.
----------------------------------------------

Not applicable to the registrant.


Item 6. [Reserved by SEC for future use.]
------------------------------------------


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed -
-----------------------------------------------------------------------
End Management Investment Companies.
-------------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

Corporate Governance Philosophy, Voting Guidelines and Policy Summary

The proxy voting policy of UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interests in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking, and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.


Item 8. [Reserved by SEC for future use.]
-----------------------------------------


Item 9. Controls and Procedures.
---------------------------------

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.
-------------------

     (a)  (1) Code of Conduct.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit Ex-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit Ex-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORT DEARBORN INCOME SECURITIES, INC.

By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    December 2, 2003
         ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    December 2, 2003
         ----------------

By:      /s/ Paul H. Schubert
         --------------------
         Paul H. Schubert
         Treasurer

Date:    December 2, 2003
         ----------------